UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2018

EMPIRE STATE REALTY TRUST, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-36105	37-1645259
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

111 West 33rd Street, 12th Floor New York, New York		10120
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 687-8700

n/a

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

(a)	The 2018 Annual Stockholders Meeting of Empire State Realty Trust, Inc. (the “Company”) was held on May 17, 2018.

(b)	The Class A and Class B common stockholders of the Company (i) elected all of the Company’s nominees for director, (ii) approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers, and (iii) ratified the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018. The results of the meeting were as follows:

(i)	Election of Directors:

Nominees	For	Withheld	Broker Non-Votes

Anthony E. Malkin	177,973,722	4,381,277	8,099,736

William H. Berkman	154,148,313	28,206,686	8,099,736

Leslie D. Biddle	154,422,534	27,932,465	8,099,736

Thomas J. DeRosa	181,492,432	862,567	8,099,736

Steven J. Gilbert	152,306,714	30,048,285	8,099,736

S. Michael Giliberto	154,136,435	28,218,564	8,099,736

James D. Robinson IV	150,322,389	32,032,610	8,099,736

(ii)	Approval, on a non-binding advisory basis, of the compensation of the named executive officers:

For	Against	Abstained	Broker Non-Votes
178,430,295	3,398,696	526,007	8,099,736

(iii)	Ratification of the Appointment of Ernst & Young LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2018:

For	Against	Abstained
189,438,487	573,981	442,266

With respect to the preceding matters, holders of Class A common stock were entitled to one vote per share, and holders of Class B common stock were entitled to 50 votes per share, so long as such Class B common stockholder continued to own 49 operating partnership units in Empire State Realty OP, L.P. for each such share of Class B common stock. Holders of Class A common stock and Class B common stock voted together as a single class on the matters covered at the meeting, and their votes were counted and totaled together.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMPIRE STATE REALTY TRUST, INC. (Registrant)

Date: May 22, 2018	By:	/s/ Thomas N. Keltner, Jr.
Name: Thomas N. Keltner, Jr.
Title: Executive Vice President & General Counsel